Exhibit 10.1

PRECIPIO

PAYROLL CHANGE NOTICE

☐ New Hire x☐ Change ☐ Separation

EFFECTIVE DATE 3/21/2022			
LAST NAME Gage	FIRST Matthew	MIDDLE	SOCIAL SECURITY NUMBER
DEPARTMENT Finance		SHIFT	CLOCK/PAYROLL NO.

COMPLETE THIS SECTION FOR NEW HIRES ONLY

☐ Rehire ☐ Addition to Staff ☐ Replacement For

ADDRESS	CITY	STATE	ZIP	
PHONE NO.	BIRTH DATE	SEX ☐ M ☐ F	MARITAL STATUS ☐ S ☐ M ☐ W ☐ D	NUMBER OF DEPENDENTS
CLASSIFICATION ☐ Non-Exempt ☐ Exempt	STARTING RATE ☐ Hourly $ ☐ Semi Monthly $ ☐ Annually $			W-4 COMPLETED? ☐ YES ☐ NO

EMPLOYMENT STATUS

☐ Full-Time Regular ☐ Part-Time Regular ☐ Full-Time Temporary ☐ Part-Time Temporary

JOB TITLE

COMPLETE THIS SECTION FOR CHANGES ONLY – EXPLAIN IN REMARKS, IF NECESSARY

CHECK ALL APPLICABLE BOXES	FROM	TO	CHECK ALL APPLICABLE BOXES	FROM	TO
☐ Position	Dir SEC Reporting & FP&A	Interim CFO	☐ Marital Status		
☐ Job Classification			☐ Dependents		
☐ Pay	$150,000	See Below	☐ Payroll Deductions		
☐ Department			☐ Employment Status		
☐ Shift			☐ Other: Correction		
☐ Leave of Absence					
Reason:		Date of Return	Name, Address, Phone ☐ (Use remarks Section)		

REMARKS: As Interim CFO - bonus of $10,000 per quarter

COMPLETE THIS SECTION FOR SEPARATIONS ONLY

HIRE DATE	SEPARATION DATE	LAST DAY WORKED

☐ Resignation ☐ Discharge ☐ Temporary Layoff ☐ Permanent Layoff ☐ Retirement

Remarks:

RECOMMENDED - Manager	DATE 3/21/2022	APPROVED - COO	DATE	Authorized - CFO	DATE
s/ Ilan Danieli		I		s/ Carl Iberger 3/21/2022	

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